Income Tax	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax

Note 7—Income Tax

The components of income tax expense (benefit) for the three and nine months ended September 30, 2013 and 2012 consisted of the following:

	Three months ended September 30,		Nine months ended September 30,
(Dollar amounts in thousands)	2013	2012	2013	2012
Current tax provision	$1,830	$693	$3,120	$6,163
Deferred tax (benefit) expense	(472)	550	(6,723)	(4,662)

Income tax expense (benefit)	$1,358	$1,243	$(3,603)	$1,501

The Company conducts operations in Puerto Rico and certain countries throughout the Caribbean and Latin America. As a result, the income tax expense includes the effect of taxes paid to the Puerto Rico government as well as foreign jurisdictions. The following table presents the components of income tax expense (benefit) for the three and nine months ended September 30, 2013 and 2012 and its segregation based on location of operations:

	Three months ended September 30,		Nine months ended September 30,
(Dollar amounts in thousands)	2013	2012	2013	2012
Current tax provision
Puerto Rico	$1,456	$(1)	$1,712	$4,949
United States	24	138	453	481
Foreign countries	350	556	955	733

Total current tax provision	$1,830	$693	$3,120	$6,163

Deferred tax (benefit) expense
Puerto Rico	$(422)	$739	$(6,378)	$(4,166)
United States	(1)	(34)	(3)	(34)
Foreign countries	(49)	(155)	(342)	(462)

Total deferred tax (benefit) expense	$(472)	$550	$(6,723)	$(4,662)

Taxes payable to foreign countries by EVERTEC’s subsidiaries will be paid by such subsidiary and the corresponding liability and expense will be presented in EVERTEC’s consolidated financial statements.

On June 30, 2013, the Governor of Puerto Rico signed into law Act 40, effective as of January 1, 2013, which increased the maximum corporate income tax rate from 30% to 39%. This rate increase is only applicable to the fully taxable operations of EVERTEC in Puerto Rico. As a result of this tax rate increase, the deferred taxes were revalued resulting in the Company recognizing additional non-cash income tax expense of $1.4 million for the first half of 2013. In addition, Act 40 established a national gross receipts tax based on gross revenues that is included as part of the alternative minimum tax calculation.

The income tax (benefit) expense differs from the amount computed by applying the Puerto Rico statutory income tax rate to the income before income taxes as a result of the following:

	Three months ended September 30,		Nine months ended September 30,
(Dollar amounts in thousands)	2013	2012	2013	2012
Computed income tax at statutory rates	$6,302	$1,057	$(18,823)	$1,583
Benefit of net tax-exempt interest income	(26)	(4)	(120)	(8)
Adjustment to deferred taxes due to changes in enacted tax rate	—	—	1,441	—
Differences in tax rates due to multiple jurisdictions	(287)	29	329	280
Effect of income subject to tax-exemption grant	(4,924)	475	14,058	(130)
Reversal of tax uncertainties reserve	—	—	(846)	(640)
Fair value adjustment of indemnification assets	—	(98)	—	266
Tax benefit CONTADO dividend	—	(123)	—	(123)
Tax expense due to change in estimate	191	—	191	—
Effect of net operating losses in foreign entities	162	—	162	278
Other	(60)	(93)	5	(5)

Income tax expense (benefit)	$1,358	$1,243	$(3,603)	$1,501

At September 30, 2013 the recorded value of our net operating loss (“NOL”) carryforwards was $12.4 million. The recorded value of our NOL carryforwards is approximately $7.3 million lower than the total NOL carryforwards available to us due to a windfall tax benefit. The windfall tax benefit is available to offset future taxable income and is considered an off-balance sheet item until the deduction reduces taxes payable. This windfall tax benefit results from tax deductions in excess of previously recorded compensation expense due to the difference in fair value of stock options at the time of the grant as compared to when they were exercised. The total gross NOL carryforwards available to us, including the windfall benefit, was $97.9 million as of September 30, 2013. Our NOL carryforwards have expiration dates up to 2023.

There are no open uncertain tax positions as of September 30, 2013.

Note 17—Income Tax

On April 17, 2012, as explained in Note 1, EVERTEC, LLC was converted from a Puerto Rico corporation into a Puerto Rico limited liability company in order to take advantage of recent changes to the PR Code that allow limited liability companies to be treated as partnerships that are pass-through entities for Puerto Rico tax purposes. As a result of the Conversion, EVERTEC, LLC’s taxable income from its Puerto Rico operations flows through to its direct parent company and therefore to EVERTEC, Inc.

EVERTEC, LLC, Holdings and EVERTEC, Inc. entered into a Tax Payment Agreement pursuant to which the EVERTEC, LLC is obligated to make certain payments to Holdings or EVERTEC, Inc. for taxable periods or portions thereof occurring on or after April 17, 2012 (the “Effective Date”). Under the Tax Payment Agreement, EVERTEC, LLC will make payments with respect to any and all taxes (including estimated taxes) imposed under the laws of Puerto Rico, the United States of America and any other jurisdiction or any political (including municipal) subdivision or authority or agency in Puerto Rico, the United States of America or such other jurisdiction, that would have been imposed on EVERTEC, LLC if EVERTEC, LLC had been a corporation for tax purposes of that jurisdiction, together with all interest and penalties with respect thereto (“Taxes”), reduced by taking into account any applicable net operating losses or other tax attributes of Holdings or EVERTEC, Inc. that reduce Holdings’ or EVERTEC, Inc.’s taxes in such period. The Tax Payment Agreement provides that the payments thereunder shall not exceed the net amount of Taxes that Holdings and EVERTEC, Inc. actually owe to the appropriate taxing authority for a taxable period. Further, the Tax Payment Agreement provides that if Holdings or EVERTEC, Inc. receives a tax refund attributable to any taxable period or portion thereof occurring on or after the Effective Date, EVERTEC, Inc. shall be required to recalculate the payment for such period required to be made by EVERTEC, LLC to Holdings or EVERTEC, Inc. If the payment, as recalculated, is less than the amount of the payment EVERTEC, LLC already made to Holdings or EVERTEC, Inc. in respect of such period, Holdings or EVERTEC, Inc. shall promptly make a payment to EVERTEC, LLC in the amount of such difference.

The components of income tax benefit consisted of the following:

	Years ended December 31,
(Dollar amounts in thousands)	2012	2011
Current tax provision (benefit)	$6,910	$(7,144)
Deferred tax benefit	(66,568)	(22,083)

Income tax benefit	$(59,658)	$(29,227)

For the year ended December 31, 2011, the Company recognized a reduction in its deferred tax liability of $27.6 million as a result of the approval in January 2011 of the new Puerto Rico Internal Revenue Code, which provides for a reduction in the statutory tax rates from 39% to 30%.

The Company conducts operations in Puerto Rico and certain countries throughout the Caribbean and Latin America. As a result, the income tax benefit includes the effect of taxes paid to the Puerto Rico government as well as foreign jurisdictions. The following table presents the segregation of income tax benefit based on location of operations:

	Years ended December 31,
(Dollar amounts in thousands)	2012	2011
Current tax provision (benefit)
Puerto Rico	$4,661	$(9,521)
United States	622	385
Foreign countries	1,627	1,992

Total current tax provision (benefit)	$6,910	$(7,144)

Deferred tax benefit
Puerto Rico	$(65,822)	$(21,479)
United States	(38)	—
Foreign countries	(708)	(604)

Total deferred tax benefit	$(66,568)	$(22,083)

Taxes payable to foreign countries by EVERTEC’s subsidiaries will be paid by such subsidiary and the corresponding liability and expense will be presented in EVERTEC’s consolidated financial statements.

As of December 31, 2012, the Company has reported $8.3 million of unremitted earnings for foreign subsidiaries in the consolidated statement of income and comprehensive income. The Company had not recognized a deferred tax liability on undistributed earnings for our foreign subsidiaries, because these earnings are intended to be permanently reinvested. The amount of the unrecognized deferred tax liability depends on judgment required to analyze the withholding tax due, the applicable tax law and factual circumstances in effect at the time of any such distributions, therefore, we believe it is not practicable at this time to reliably determine the amount of unrecognized deferred tax liability related to the Company’s undistributed earnings. If circumstances change and it becomes apparent that some or all of the undistributed earnings of a subsidiary will be remitted in the next twelve months and income taxes have not been recognized by the parent entity, the parent entity shall accrue as an expense of the current period income taxes attributable to that remittance.

On October 19, 2012, EVERTEC, LLC was granted with an additional tax exemption under the Tax Incentive Act No. 73 of 2008. Under this grant, EVERTEC, LLC will benefit from a preferential income tax rate on industrial development income, as well as from tax exemptions with respect to its municipal and property tax obligations for certain activities derived from its data processing operations in Puerto Rico. The grant has a term of 15 years effective as of January 1, 2012 with respect to income tax obligations and January 1, 2013 with respect to municipal and property tax obligations.

The grant establishes a base taxable income amount with respect to EVERTEC, LLC’s industrial development income, which amount will continue to be subject to the ordinary income tax rate under existing law. Applicable taxable income in excess of the established base taxable income amount will be subject to a preferential rate of 4%. The base taxable income amount will be ratably reduced to zero by the fourth taxable year at which point all of EVERTEC, LLC’s applicable industrial development income will be taxed at the preferential rate of 4% for the remaining period of the grant. The grant also establishes a 90% exemption on certain real and property taxes and a 60% exemption on municipal taxes, in each case imposed on EVERTEC, LLC. In addition, distributions to stockholders by EVERTEC, Inc. of the industrial development income will not be subject to Puerto Rico tollgate taxes.

The grant contains customary commitments, conditions and representations that EVERTEC, LLC will be required to comply with in order to maintain the grant. The more significant commitments include: (i) maintaining at least 750 employees in EVERTEC, LLC’s Puerto Rico data processing operations during 2012 and at least 700 employees for the remaining years of the grant; and (ii) investing at least $200.0 million in building, machinery, equipment or computer programs to be used in Puerto Rico during the effective term of the grant (to be made in $50.0 million increments over four year capital investment cycles). Failure to meet the requirements could result, among other things, in reductions in the benefits of the grant or revocation of the grant in its entirety, which could result in EVERTEC, Inc. paying additional taxes or other payments relative to what such parties would be required to pay if the full benefits of the grant are available. In addition, the protection from Puerto Rican tollgate taxes on distributions to stockholders may be lost.

On October 11, 2011, the Puerto Rico Government approved a grant under Tax Incentive Law No. 73 of 2008, retroactively to December 1, 2009. Under this grant, activities derived from consulting and data processing services provided outside Puerto Rico are subject to a preferred rate that declines gradually from 7% to 4% by December 1, 2013. After this date, the rate remains at 4% until its expiration in November 1, 2024. For the years ended December 31, 2012 and 2011, income subject to the exemption amounted to $1.5 million and $4.9 million, respectively.

In addition, EVERTEC, LLC has a base tax rate of 7% on income derived from certain development and installation service in excess of a determined income for a 10-year period from January 1, 2008. For the year ended December 31, 2012, the income subject to this exemption amounted to $0.2 million. No income was subject to the exemption for years prior to 2012 since the income covered by the decree did not exceed the determined base income amount.

The following table presents the components of the Company’s deferred tax assets and liabilities:

	December 31,
(Dollar amounts in thousands)	2012	2011
Deferred tax assets
Allowance for doubtful accounts	$307	$540
Net operating loss	7,141	10,444
Unfavorable contract liability	—	211
Other temporary assets	399	909

Total gross deferred tax assets	7,847	12,104

Deferred tax liabilities (“DTL”)
Deferred compensation	$768	$2,915
Difference between the assigned values and the tax basis of assets and liabilities recognized in purchase	28,871	90,766
Debt issue cost	2,353	8,513
Other temporary liabilities	(333)	218

Total gross deferred tax liabilities	31,659	102,412

Deferred tax liability, net	$(23,812)	$(90,308)

Pursuant to the provision of the PR Code, net operating losses can be carried forward for a period of ten taxable years. The net operating loss carried forward outstanding at December 31, 2012 expires in 2020.

Specific tax indemnification obligations were agreed under the Merger Agreement: (i) to the extent EVERTEC has incurred taxes already paid by Popular at or prior to the closing related to the post-closing period, EVERTEC is required to reimburse Popular for these prepaid taxes; and (ii) to the extent EVERTEC has incurred taxes payable after closing related to the pre-closing period, Popular is required to reimburse EVERTEC for such taxes.

The Company recognizes in its financial statements the benefits of tax return positions if it is more likely than not to be sustained on audit based on its technical merits. On a quarterly basis, EVERTEC evaluates its tax positions and revises its estimates accordingly. The Company records accrued interest, if any, to unrecognized tax benefits in income tax expense, while the penalties, if any reported in operating costs and expenses. For the years ended December 31, 2012 and 2011, the Company accrued $0.2 million and $0.3 million for potential payment of interest based on an average 10% interest rate, respectively. As of December 31, 2010, the Company had not accrued any amount for potential payment of penalties and interest. At December 31, 2012 and 2011, EVERTEC had a liability for unrecognized tax benefits of $0.8 million and $1.5 million, respectively, which, if recognized in the future, would impact EVERTEC’s effective tax rate.

The reconciliation of unrecognized tax benefits, including accrued interest, was as follows:

(Dollar amounts in thousands)
Balance as of December 31, 2010	$1,222
Accrued estimated interest	281

Balance as of December 31, 2011	1,503
Foreign currency translation adjustment	7
Reversal of tax uncertainties reserve	(707)
Accrued estimated interest	25

Balance as of December 31, 2012	$828

The income tax benefit differs from the amount computed by applying the Puerto Rico statutory income tax rate to the income before income taxes as a result of the following:

	Years ended December 31,
(Dollar amounts in thousands)	2012	2011
Computed income tax at statutory rates	$5,313	$(1,504)
Benefit of net tax-exempt interest income	(13)	(23)
Benefit of net tax-exempt dividend income	—	(620)
Non taxable loss on settlement of derivative asset	—	420
Tax expense (benefit) due to a change in estimate	320	(2,416)
Adjustment to DTL due to changes in enacted tax rate and tax grant	(66,423)	(23,813)
Effect of net operating losses in effective tax rate	1,012	—
Differences in tax rates due to multiple jurisdictions	720	285
Effect of income subject to tax-exemption grant	(58)	(1,737)
Reversal of tax uncertainties reserve	(707)	—
Fair value adjustment of indemnification assets	340	(288)
Tax expense of CONTADO dividend	—	81
Tax uncertainties reserve	—	250
Other	(162)	138

Income tax benefit	$(59,658)	$(29,227)

As of December 31, 2012, the statute of limitations for all tax years prior to 2007 expired for the Company in Puerto Rico, subsequent years are subject to review by the Puerto Rico Treasury Department. For the subsidiaries in Costa Rica the statute of limitations for all tax years prior to 2009 expired and subsequent years are subject to review by their government authorities.